UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2014

Date of reporting period :	September 1, 2013 — August 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:
Putnam International Capital Opportunities Fund

FUND SYMBOL
(CLASS A SHARES)

PNVAX

Putnam International Capital Opportunities Fund

Annual report
8|31|14

A world of investing.®

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Capital
Opportunities Fund

Annual report
8 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Trustee approval of management contract	19
Financial statements	24
Federal tax information	52
Shareholder meeting results	53
About the Trustees	54
Officers	56

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has continued to climb this year. With a better-than-expected second-quarter earnings season, the S&P 500 Index was up 8.34% for the first nine months of 2014. This benchmark eclipsed the 2000 level for the first time in late August — one of many record highs set year to date. Government bonds, including municipal bonds, and other fixed-income securities have also performed well, particularly as interest rates have remained steady and even declined from historically low levels.

In the United States, economic indicators have gradually improved. Notably, second-quarter GDP expanded at a seasonally adjusted annual rate of 4.6%, according to a revised estimate released by the Bureau of Economic Analysis. In addition, the unemployment rate has steadily declined, and data show that the housing and manufacturing sectors are gaining strength. World markets have lagged, however. Geopolitical risk has increased in the Middle East and Eastern Europe, although there has been little negative impact on oil and commodity prices to date. In Europe, a sputtering recovery ground to a halt in the second quarter. The European Central Bank has responded by cutting interest rates further and announcing asset- and bond-buying programs to help lift the region out of its economic doldrums.

As U.S. markets enter the fourth quarter on a high note and geopolitical concerns continue, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

October 9, 2014

Putnam International Capital Opportunities Fund

Tapping a world of potential in small international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Since 1995, Putnam International Capital Opportunities Fund has sought to capitalize on this large and diverse universe of stocks. Backed by a team of highly skilled equity analysts, the fund's managers have the flexibility to invest in growth- and value-style stocks.

A diverse range of markets

Putnam International Capital Opportunities Fund invested in 28 countries outside the United States as of August 31, 2014.

Fundamental business strength and attractive valuations

Putnam International Capital Opportunities Fund holdings
U.S. small-cap stocks
12.25%
7.74%
11.74x
22.83x
Return on equity (ROE)
(as of 8/31/14, most recent fiscal year-end)
Price/earnings ratio
(projected for year ended 8/31/15)

ROE is a company's net income divided by average common shareholders' equity in the company. Data exclude stocks with an ROE less than zero or greater than 100.

Price/earnings ratio is the market capitalization divided by after-tax earnings.

U.S. small-cap stocks are represented by the Russell 2000 Index. It is not possible to invest directly in an index.

"We determine a value for companies by analyzing cash flows, earnings, and balance sheets, and we try to own companies when we believe their stocks are priced at a discount to our estimate of their intrinsic value."

Joseph P. Joseph
Portfolio Manager
Putnam International Capital Opportunities Fund

2 International Capital Opportunities Fund

International Capital Opportunities Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 8/31/14

The fund — class A shares before sales charge
Putnam International Capital Opportunities Fund (PNVAX)
Fund's benchmark
S&P Developed Ex-U.S. SmallCap Index
Fund's Lipper peer group average
International Small/Mid-Cap Core Funds
10.58
7.62
10.11
8.80
9.79
8.44
8.01
11.72
10.37
8.65
11.76
10.70
12.83
20.51
17.85
LIFE OF FUND
(since 12/28/95)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     International Capital Opportunities Fund

Interview with your fund’s portfolio manager

Joseph P. Joseph

Although the fund delivered double-digit performance for the year ended August 31, 2014, it underperformed its benchmark. What factors account for this result?

In the first half of the year, our decision to carry a benchmark-relative underweight to stocks in Spain hurt relative performance, as this country performed better than we expected. Another factor was our decision to overweight South Korean stocks, which suffered some damage in exporting activity due to the Japanese yen’s weakening status relative to South Korea’s currency, the won.

While the aforementioned factors weighed on fund performance for the full year, the biggest detractor in the past six months was our exposure to the materials sector. We had been particularly attracted to Australian iron ore companies, whose stocks we believed were available at a discount to their intrinsic value. However, supply-and-demand dynamics led iron ore prices to decline. Accordingly, these stocks performed poorly, which hurt the fund’s relative returns. We remain hopeful that iron ore prices will rebound when the supply-and-demand balance improves.

Could you describe the investment environment for the period?

The military conflict in Ukraine had a negative effect on business confidence in Europe and, by extension, on the region’s already slow economic recovery. As the resulting sanction

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

International Capital Opportunities Fund     5

war heated up between Europe and Russia, investor concerns focused on potential disruptions to the flow of natural gas to Europe, which relies on Russian exports for much of its energy needs. European policymakers are doing what they can to lift the economy and confidence, including a new series of bond-buying measures introduced shortly after period-end to stimulate lending and keep interest rates low in an effort to boost economic activity.

As a value-conscious investor, would you say international stocks continued to offer attractive opportunities?

We did find what we believed were attractively priced international opportunities, particularly in comparison with markets that appear to us to be potentially less undervalued, such as small and midsize companies in the United States. Distressed Italian banks, for example, appeared to us to represent good opportunities, as did a variety of European consumer discretionary stocks that were undervalued, we believed, because of widespread economic uncertainty.

In some cases, though, as with the Australian iron ore producers I previously mentioned, our focus on valuation did not help the fund’s relative results in the short term. On the other hand, a sector like European industrials — such as German manufacturers — appeared to us to reach full valuations during the period. We cut back the fund’s positions in this sector, with positive results for the fund.

How do you measure value?

We use a proprietary valuation model to value each of the stocks in our portfolio, and we also review other valuation metrics such as free cash flow yield, price to book ratio, and price/earnings ratio. We look particularly closely at the amount of cash that companies

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 8/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     International Capital Opportunities Fund

“We look particularly closely at the
amount of cash that companies
are able to generate ... and use
this as a yardstick for measuring
potential value.”

Joe Joseph

are able to generate — both in the past and on a forward-looking basis — and use this as a yardstick for measuring potential value. We believe free cash flow yield is among the best methods for determining which stocks are more or less attractively priced relative to other stocks. If two companies have the same profits, for example, but one is more capital-intensive — ploughing cash back into its business — we tend to prefer the cash-flush counterpart, as it has more resources on hand to fund the growth of the business as well as dividends to shareholders and share buybacks.

Which stocks were standout performers?

The stock of Pegatron, a Taiwanese electronics company, was the top performer for the fund during the period. A major supplier to Apple, Pegatron benefited from iPhone sales and expected future sales of iPhone 6.

YPF, the second-largest contributor to relative results for the year, is an Argentinian oil company. In the first half of the period, the company had good results with its well-drilling operations, which enabled the company to replace a significant amount of its reserves. Later, the Argentine government — which generally caps energy prices — allowed the company to raise its prices on oil and natural gas. This provided an additional boost to the company’s profitability.

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

International Capital Opportunities Fund     7

Another large contributor to relative performance was Fairfax, an Australian newspaper publisher, which also operates the second-largest online site for real estate properties in Australia. The online site has been a growth area for Fairfax, while its newspaper business has been in decline. We maintained the position in the portfolio as of the end of the period.

Which stocks detracted the most from results relative to the benchmark?

The largest detractor was a Norwegian deep-water oil drilling company called Fred Olsen Energy. During the period, the company had increased downtime on its rigs and incurred higher-than-expected maintenance costs. In general, the company operates a group of older rigs, which can lead to higher repair costs. We continue to own the company, however, as we think the stock is attractively valued.

Arrium, an Australian iron ore company, was the second-largest detractor from relative results. The price of iron tumbled from approximately $135 per ton at the start of the period to about $95 per ton at period-end. This steep decline was due to supply far outstripping global demand, particularly with slowing growth in China, the world’s largest consumer of iron ore. We maintain our position in this company, however, because we see the potential for a rebound in iron ore prices in the future.

Seven West Media, a diversified media business based in Australia, was another detractor from relative results. The company experienced a slowdown in advertising revenue during the period, which impacted its profitability. Interestingly, the drop in iron ore prices arguably played a role in this development as the Australian economy’s fortunes — including the outlook for media

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     International Capital Opportunities Fund

giants like Seven West, which derive advertising revenue from a broad range of industries — are bound in part to the fate of the country’s mining companies.

What is your outlook for international small- and mid-cap stocks?

We continue to expect slow economic recovery in Europe and gradual improvements in Japan, where the government’s ongoing fiscal and monetary reforms may help boost growth while keeping the yen depressed relative to other global currencies. Uncertainty regarding the endgame in the conflict between Russia and the West has the potential to suppress eurozone growth and recovery, but we will be on the lookout for small- to mid-cap opportunities that could emerge if the market anxiously paints stocks across the region with the same brush. In addition, to the degree the European Central Bank’s policies help keep the euro depressed relative to other currencies, it could stimulate corporate profits and international trade and thereby enhance the global appeal of European stocks.

We continue to be somewhat wary of the potential impact of falling real estate prices in China, which could hurt Japanese and South Korean exporters. Regardless of market volatility and geopolitical turmoil, we maintain our focus on the underlying cash flows of companies over a business cycle. From our stock-fundamentals perspective, we believe we have positioned the portfolio to perform well, even in a context of volatility spurred by slower growth or political strife.

Thank you, Joe, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph P. Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. He joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

International Capital Opportunities Fund     9

IN THE NEWS

A pledge two years ago by the European Central Bank (ECB) to “do whatever it takes” to save the euro is reflected in a landmark decision made early this September. The ECB instituted a bond-buying program that earmarked upward of €700 billion, or $906 billion, aimed at jump-starting lending activity and, ultimately, at reigniting Europe’s decelerating economic recovery. In addition, the ECB slashed its main refinancing rate to a record low of 0.05% and drove its deposit rate deeper into negative territory. This means banks will now pay an even greater premium for parking money at the ECB for short periods of time rather than lending it to businesses. The new measures also seek to lift the eurozone’s historically low inflation rate to its target of 2%. Still, skeptics fear that more intensive fiscal and structural reforms among the 18-nation euro currency bloc will be needed to stimulate a long-term European economic recovery.

10     International Capital Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	10.58%	10.23%	10.23%	10.23%	9.76%	9.76%	10.03%	9.82%	10.32%	10.80%
10 years	132.46	119.10	118.91	118.91	115.58	115.58	121.09	113.35	126.94	138.30
Annual average	8.80	8.16	8.15	8.15	7.98	7.98	8.26	7.87	8.54	9.07
5 years	46.98	38.53	41.57	39.57	41.57	41.57	43.38	38.36	45.21	48.86
Annual average	8.01	6.74	7.20	6.90	7.20	7.20	7.47	6.71	7.75	8.28
3 years	28.26	20.89	25.42	22.42	25.39	25.39	26.36	21.94	27.31	29.22
Annual average	8.65	6.53	7.84	6.98	7.83	7.83	8.11	6.83	8.38	8.92
1 year	12.83	6.34	11.99	6.99	11.96	10.96	12.28	8.35	12.53	13.11

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

International Capital Opportunities Fund     11

Comparative index returns For periods ended 8/31/14

	S&P Developed Ex-U.S. SmallCap Index	Lipper International Small/Mid-Cap Core Funds category average*
Annual average
(life of fund)	7.62%	10.11%
10 years	154.51	126.58
Annual average	9.79	8.44
5 years	74.02	64.84
Annual average	11.72	10.37
3 years	39.58	36.00
Annual average	11.76	10.70
1 year	20.51	17.85

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/14, there were 49, 44, 41, 22, and 7 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 8/31/04 to 8/31/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $21,891 and $21,558, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $21,335. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $22,694 and $23,830, respectively.

12     International Capital Opportunities Fund

Fund price and distribution information For the 12-month period ended 8/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.491		$0.176	$0.211	$0.302		$0.317	$0.586
Capital gains	—		—	—	—		—	—
Total	$0.491		$0.176	$0.211	$0.302		$0.317	$0.586
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
8/31/13	$35.34	$37.50	$35.08	$35.05	$35.11	$36.38	$34.78	$35.38
8/31/14	39.38	41.78	39.11	39.03	39.12	40.54	38.82	39.43

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	10.08%	9.74%	9.73%	9.73%	9.26%	9.26%	9.53%	9.32%	9.83%	10.30%
10 years	108.60	96.61	96.39	96.39	93.48	93.48	98.41	91.47	103.63	113.94
Annual average	7.63	6.99	6.98	6.98	6.82	6.82	7.09	6.71	7.37	7.90
5 years	29.15	21.72	24.39	22.39	24.38	24.38	25.96	21.55	27.58	30.82
Annual average	5.25	4.01	4.46	4.12	4.46	4.46	4.72	3.98	4.99	5.52
3 years	38.45	30.49	35.38	32.38	35.39	35.39	36.40	31.63	37.44	39.54
Annual average	11.46	9.28	10.63	9.80	10.63	10.63	10.90	9.59	11.18	11.75
1 year	–2.93	–8.51	–3.65	–8.45	–3.65	–4.61	–3.42	–6.80	–3.14	–2.66

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

International Capital Opportunities Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 8/31/13	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%
Annualized expense ratio for the six-month period ended 8/31/14*†	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.10% from annualizing the performance fee adjustment for the six months ended 8/31/14.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2014, to August 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.68	$10.38	$10.38	$9.15	$7.92	$5.45
Ending value (after expenses)	$964.30	$960.70	$960.60	$961.90	$963.00	$965.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     International Capital Opportunities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2014, use the following calculation method. To find the value of your investment on March 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.87	$10.66	$10.66	$9.40	$8.13	$5.60
Ending value (after expenses)	$1,018.40	$1,014.62	$1,014.62	$1,015.88	$1,017.14	$1,019.66

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

International Capital Opportunities Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Developed Ex-U.S. SmallCap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16     International Capital Opportunities Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2014, Putnam employees had approximately $498,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Capital Opportunities Fund     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     International Capital Opportunities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

International Capital Opportunities Fund     19

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate

20     International Capital Opportunities Fund

index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the

International Capital Opportunities Fund     21

Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted. For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper International Small/Mid-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31,

22     International Capital Opportunities Fund

2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 50, 46 and 41 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

International Capital Opportunities Fund     23

Financial statements

A note about your fund’s auditors

Between July 18, 2013 and December 16, 2013, which included a portion of your fund’s fiscal year, a non-U.S. member firm in
PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24     International Capital Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders
of Putnam International Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Capital Opportunities Fund (the “fund”) at August 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 2014

International Capital Opportunities Fund     25

The fund’s portfolio 8/31/14

COMMON STOCKS (100.0%)*	Shares	Value
Argentina (0.7%)
YPF SA ADR	179,800	$5,940,592
		5,940,592
Australia (10.5%)
Arrium, Ltd.	10,651,668	7,809,279
Asaleo Care, Ltd. †	2,700,581	5,120,082
Atlas Iron, Ltd. S	6,869,713	3,657,102
Beach Energy, Ltd.	1,880,908	2,854,596
Challenger, Ltd.	953,965	6,994,002
Downer EDI, Ltd.	1,348,866	6,135,097
Fairfax Media, Ltd.	9,796,946	7,914,628
Flight Centre Travel Group, Ltd.	86,965	3,809,264
Leighton Holdings, Ltd.	224,596	4,707,047
Monadelphous Group, Ltd.	354,747	5,188,409
Mount Gibson Iron, Ltd.	8,155,015	5,255,300
Orica, Ltd.	283,175	5,421,662
Primary Health Care, Ltd.	1,301,261	5,493,214
Seven West Media, Ltd.	7,292,150	12,633,486
		82,993,168
Austria (1.3%)
EVN AG	129,468	1,752,179
voestalpine AG	204,964	8,793,051
		10,545,230
Belgium (2.3%)
bpost SA	248,636	6,123,903
Colruyt SA	49,713	2,371,130
Delhaize Group SA	88,440	6,164,714
Bekaert NV	89,155	3,312,866
		17,972,613
Canada (7.2%)
Bankers Petroleum, Ltd. †	1,074,600	6,522,910
Domtar Corp.	60,618	2,260,445
Genworth MI Canada, Inc.	161,400	5,714,982
Home Capital Group, Inc.	130,200	6,492,637
InnVest Real Estate Investment Trust R	713,600	3,760,625
Norbord, Inc.	316,500	6,715,401
Quebecor, Inc. Class B	244,600	6,240,416
Transcontinental, Inc. Class A	467,300	6,493,979
Trinidad Drilling, Ltd.	580,300	5,337,073
Western Forest Products, Inc.	3,474,800	7,861,683
		57,400,151
China (0.9%)
Geely Automobile Holdings, Ltd.	17,775,000	6,811,795
		6,811,795
Denmark (1.7%)
DSV A/S	131,380	4,030,232
H. Lundbeck A/S	199,836	4,201,953
Topdanmark A/S †	183,002	5,646,078
		13,878,263

26     International Capital Opportunities Fund

COMMON STOCKS (100.0%)* cont.	Shares	Value
Finland (1.3%)
Stora Enso OYJ Class R	320,406	$2,789,108
Tieto OYJ	269,861	7,339,886
		10,128,994
France (2.8%)
Eurazeo SA	84,736	6,438,726
Faurecia	148,712	5,004,197
Technicolor SA †	989,904	7,597,297
Vallourec SA	67,111	2,997,255
		22,037,475
Germany (3.8%)
Bertrandt AG	32,636	4,144,123
Draegerwerk AG & Co., KGaA (Preference)	32,930	3,117,919
Duerr AG	89,004	6,856,591
Gerresheimer AG	47,229	3,413,110
Leoni AG	131,109	8,080,355
TUI AG	333,822	4,857,776
		30,469,874
Greece (0.5%)
Mytilineos Holdings SA †	480,464	3,901,469
		3,901,469
Hong Kong (1.8%)
China New Town Development Co., Ltd. †	1	—
Dah Sing Financial Holdings	751,600	4,412,591
Luk Fook Holdings International, Ltd.	1,377,000	4,317,533
Techtronic Industries Co.	1,917,000	5,849,904
		14,580,028
Ireland (1.0%)
Smurfit Kappa Group PLC	349,995	7,939,758
		7,939,758
Italy (4.4%)
A2A SpA	2,282,641	2,499,897
Banca Monte dei Paschi di Siena SpA †	6,295,896	9,414,096
Banca Popolare dell’Emilia Romagna SC †	554,140	4,648,997
Banca Popolare di Milano Scarl †	7,975,848	6,345,558
Beni Stabili SpA R	8,270,314	6,715,669
Mediaset SpA †	1,246,285	5,138,651
		34,762,868
Japan (19.9%)
ADEKA Corp.	574,800	7,668,054
Ain Pharmaciez, Inc.	86,000	4,157,624
Capcom Co., Ltd.	230,700	4,235,062
Dowa Holdings Co., Ltd.	511,000	4,582,277
Fuji Electric Co., Ltd.	1,248,000	6,033,389
Hisamitsu Pharmaceutical Co., Inc.	73,300	2,909,597
Japan Airlines Co., Ltd.	150,000	8,433,851
Japan Petroleum Exploration Co.	167,400	6,516,123
Kurita Water Industries, Ltd.	240,700	5,401,841
Kuroda Electric Co., Ltd.	245,300	3,772,214
KYORIN Holdings, Inc.	143,000	3,209,236
Maeda Road Construction Co., Ltd.	343,000	5,779,028
Mandom Corp.	146,900	5,661,675

International Capital Opportunities Fund     27

COMMON STOCKS (100.0%)* cont.	Shares	Value
Japan cont.
Maruichi Steel Tube, Ltd.	205,200	$5,451,226
Miraca Holdings, Inc.	92,700	4,312,250
Namco Bandai Holdings, Inc.	346,500	9,677,822
Nippon Synthetic Chemical Industry Co., Ltd. (The)	668,000	5,136,239
Sawai Pharmaceutical Co., Ltd.	120,600	6,873,545
Shionogi & Co., Ltd.	157,600	3,711,087
Showa Corp.	523,000	5,866,125
Stanley Electric Co., Ltd.	202,800	4,800,773
Sumitomo Bakelite Co., Ltd.	1,753,000	7,126,907
Sumitomo Forestry Co., Ltd.	396,500	4,428,209
Suzuken Co., Ltd.	164,600	5,481,657
Taikisha, Ltd.	336,100	7,969,232
Tokai Rika Co., Ltd.	218,400	4,334,624
TS Tech Co, Ltd.	232,300	6,224,734
Tsuruha Holdings, Inc.	148,200	8,090,499
		157,844,900
Luxembourg (0.7%)
APERAM †	178,641	5,754,292
		5,754,292
Netherlands (0.6%)
PostNL NV †	979,723	4,905,927
		4,905,927
New Zealand (1.0%)
Air New Zealand, Ltd.	4,461,460	8,191,273
		8,191,273
Norway (3.0%)
Fred Olsen Energy ASA	89,461	2,097,255
Salmar ASA	423,732	7,862,145
SpareBank 1 SR-Bank ASA	573,065	5,640,085
Storebrand ASA †	728,081	4,041,011
TGS-NOPEC Geophysical Co. ASA	159,396	4,474,851
		24,115,347
Russia (0.6%)
Aeroflot — Russian Airlines OJSC	3,692,234	4,651,657
		4,651,657
Singapore (0.9%)
Great Eastern Holdings, Ltd.	219,000	4,030,911
SembCorp Industries, Ltd.	671,000	2,750,506
		6,781,417
South Africa (0.5%)
African Rainbow Minerals, Ltd.	238,601	4,063,459
		4,063,459
South Korea (2.8%)
Hyundai Home Shopping Network Corp.	18,628	2,994,589
Hyundai Marine & Fire Insurance Co., Ltd.	136,640	4,197,777
Lotte Food Co., Ltd.	8,556	6,556,548
Sungwoo Hitech Co., Ltd.	482,692	8,116,671
		21,865,585
Spain (0.4%)
Enagas SA	102,045	3,401,661
		3,401,661

28     International Capital Opportunities Fund

COMMON STOCKS (100.0%)* cont.	Shares	Value
Sweden (1.7%)
Getinge AB Class B	272,951	$7,134,978
JM AB	186,478	6,069,857
		13,204,835
Switzerland (6.1%)
Bucher Industries AG	28,217	8,390,873
Clariant AG	318,127	5,599,839
Forbo Holding AG	8,246	8,492,558
Georg Fischer AG	11,589	7,662,462
Implenia AG	129,458	8,164,717
Partners Group Holding AG	10,162	2,680,939
Swiss Life Holding AG	28,204	7,108,987
		48,100,375
Taiwan (4.5%)
ASUSTeK Computer, Inc. †	449,000	4,701,728
Catcher Technology Co., Ltd.	629,000	6,376,173
Pegatron Corp.	5,606,000	11,890,748
Radiant Opto-Electronics Corp.	686,539	2,962,932
Teco Electric and Machinery Co., Ltd.	5,655,000	7,113,565
TSRC Corp.	1,931,160	2,703,837
		35,748,983
United Kingdom (16.4%)
Aberdeen Asset Management PLC	1,085,202	7,826,145
Afren PLC †	4,528,338	7,329,780
Ashmore Group PLC S	987,627	5,771,426
Barratt Developments PLC	1,144,030	7,025,370
Beazley PLC	1,301,876	5,446,502
Bellway PLC	116,128	3,076,928
Berkeley Group Holdings PLC	138,128	5,498,932
Britvic PLC	514,667	5,861,354
Jupiter Fund Management PLC	1,224,740	7,634,864
Man Group PLC	2,530,618	4,978,430
Mondi PLC	469,579	8,052,977
Morgan Sindall Group PLC	258,246	3,601,309
Next PLC	57,878	6,817,316
Pace PLC	1,454,611	7,993,231
Persimmon PLC	258,383	5,679,360
Rexam PLC	475,234	4,000,027
Savills PLC	953,715	10,188,603
Schroders PLC	201,645	8,154,779
Tate & Lyle PLC	295,915	3,323,397
Thomas Cook Group PLC †	2,102,862	4,356,852
TUI Travel PLC	1,162,550	7,189,280
		129,806,862
United States (0.7%)
Aspen Insurance Holdings, Ltd.	127,614	5,426,147
		5,426,147
Total common stocks (cost $739,302,331)		$793,224,998

International Capital Opportunities Fund     29

SHORT-TERM INVESTMENTS (1.3%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.18% [d]	Shares 9,182,064	$9,182,064
Putnam Short Term Investment Fund 0.04% L	Shares 48,698	48,698
SSgA Prime Money Market Fund 0.03% P	Shares 90,000	90,000
U.S. Treasury Bills with an effective yield of 0.11%, February 5, 2015 Δ	$10,000	9,998
U.S. Treasury Bills with an effective yield of 0.10%, July 23, 2015 Δ	77,000	76,950
U.S. Treasury Bills with an effective yield of 0.02%, November 13, 2014 Δ	120,000	119,996
U.S. Treasury Bills with an effective yield of 0.02%, November 28, 2014 Δ	120,000	119,993
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.06%, December 4, 2014 Δ	231,000	230,993
U.S. Treasury Bills with effective yields ranging from 0.04% to 0.05%, December 11, 2014 Δ	550,000	549,969
U.S. Treasury Bills with effective yields ranging from 0.03% to 0.04%, November 6, 2014 Δ	130,000	129,995
Total short-term investments (cost $10,558,575)		$10,558,656

TOTAL INVESTMENTS
Total investments (cost $749,860,906)	$803,783,654

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2013 through August 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $793,419,647.
†	Non-income-producing security.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $1,680,732 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.

30     International Capital Opportunities Fund

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Consumer discretionary	22.5%
Financials	18.9
Industrials	17.6
Materials	15.9

FORWARD CURRENCY CONTRACTS at 8/31/14 (aggregate face value $221,588,989)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	British Pound	Sell	9/17/14	$2,878,552	$2,964,936	$86,384
	Canadian Dollar	Sell	10/15/14	3,677,028	3,746,735	69,707
	Euro	Buy	9/17/14	8,045,550	8,339,760	(294,210)
	Hong Kong Dollar	Buy	11/19/14	4,090,390	4,090,775	(385)
	Japanese Yen	Buy	11/19/14	3,178,060	3,180,958	(2,898)
	Japanese Yen	Sell	11/19/14	3,178,060	3,206,645	28,585
	Singapore Dollar	Buy	11/19/14	1,183,751	1,185,175	(1,424)
	Swiss Franc	Buy	9/17/14	3,368,654	3,443,564	(74,910)
Citibank, N.A.
	Danish Krone	Sell	9/17/14	2,998,850	3,097,995	99,145
	Euro	Buy	9/17/14	5,206,014	5,390,742	(184,728)
Credit Suisse International
	Euro	Buy	9/17/14	8,866,833	9,188,748	(321,915)
	Japanese Yen	Buy	11/19/14	598,391	599,319	(928)
	Japanese Yen	Sell	11/19/14	598,391	606,019	7,628
	New Zealand Dollar	Sell	10/15/14	6,691,255	6,987,690	296,435
	Norwegian Krone	Sell	9/17/14	9,382,630	9,718,118	335,488
	Swiss Franc	Buy	9/17/14	1,813,530	1,853,710	(40,180)
Deutsche Bank AG
	Australian Dollar	Sell	10/15/14	17,490,966	17,660,338	169,372
	British Pound	Buy	9/17/14	9,745,177	9,830,927	(85,750)
	Euro	Buy	9/17/14	2,776,856	2,858,213	(81,357)
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/15/14	2,459,200	2,446,609	(12,591)
	British Pound	Buy	9/17/14	4,070,243	4,105,751	(35,508)
	British Pound	Sell	9/17/14	4,070,243	4,167,174	96,931
	Canadian Dollar	Buy	10/15/14	14,725,292	15,004,798	(279,506)
	Euro	Buy	9/17/14	5,386,827	5,580,571	(193,744)
JPMorgan Chase Bank N.A.
	British Pound	Buy	9/17/14	2,610,633	2,586,236	24,397
	Euro	Buy	9/17/14	4,341,630	4,537,978	(196,348)
	Japanese Yen	Buy	11/19/14	2,365,766	2,401,850	(36,084)
	Japanese Yen	Sell	11/19/14	2,365,766	2,369,294	3,528
	Norwegian Krone	Sell	9/17/14	7,208,567	7,422,579	214,012
	Singapore Dollar	Buy	11/19/14	4,737,247	4,742,087	(4,840)
	Swiss Franc	Buy	9/17/14	1,997,640	2,042,175	(44,535)

International Capital Opportunities Fund     31

FORWARD CURRENCY CONTRACTS at 8/31/14 (aggregate face value $221,588,989) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/15/14	$18,934,323	$19,144,819	$210,496
	Israeli Shekel	Buy	10/15/14	4,722,805	4,924,424	(201,619)
	Swedish Krona	Buy	9/17/14	8,615,498	9,009,494	(393,996)
	Swiss Franc	Buy	9/17/14	2,504,975	2,560,750	(55,775)
UBS AG
	British Pound	Buy	9/17/14	7,840,197	7,905,345	(65,148)
	Canadian Dollar	Buy	10/15/14	6,917,627	7,048,767	(131,140)
	Euro	Buy	9/17/14	8,767,885	9,089,911	(322,026)
	Swiss Franc	Buy	9/17/14	3,810,516	3,905,320	(94,804)
WestPac Banking Corp.
	Japanese Yen	Sell	11/19/14	2,578,239	2,642,690	64,451
Total						$(1,449,790)

32     International Capital Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Argentina	$5,940,592	$—	$—
Australia	82,993,168	—	—
Austria	10,545,230	—	—
Belgium	17,972,613	—	—
Canada	57,400,151	—	—
China	6,811,795	—	—
Denmark	13,878,263	—	—
Finland	10,128,994	—	—
France	22,037,475	—	—
Germany	30,469,874	—	—
Greece	3,901,469	—	—
Hong Kong	14,580,028	—	—
Ireland	7,939,758	—	—
Italy	34,762,868	—	—
Japan	157,844,900	—	—
Luxembourg	5,754,292	—	—
Netherlands	4,905,927	—	—
New Zealand	8,191,273	—	—
Norway	24,115,347	—	—
Russia	4,651,657	—	—
Singapore	6,781,417	—	—
South Africa	4,063,459	—	—
South Korea	21,865,585	—	—
Spain	3,401,661	—	—
Sweden	13,204,835	—	—
Switzerland	48,100,375	—	—
Taiwan	35,748,983	—	—
United Kingdom	129,806,862	—	—
United States	5,426,147	—	—
Total common stocks	793,224,998	—	—
Short-term investments	138,698	10,419,958	—
Totals by level	$793,363,696	$10,419,958	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,449,790)	$—
Totals by level	$—	$(1,449,790)	$—

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund     33

Statement of assets and liabilities 8/31/14
ASSETS
Investment in securities, at value, including $8,448,703 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $740,630,144)	$794,552,892
Affiliated issuers (identified cost $9,230,762) (Notes 1 and 5)	9,230,762
Foreign currency (cost $615,198) (Note 1)	616,397
Dividends, interest and other receivables	1,861,874
Foreign tax reclaim	439,397
Receivable for shares of the fund sold	650,274
Unrealized appreciation on forward currency contracts (Note 1)	1,706,559
Prepaid assets	34,754
Total assets	809,092,909
LIABILITIES
Payable to custodian	347,976
Payable for investments purchased	249
Payable for shares of the fund repurchased	1,192,928
Payable for compensation of Manager (Note 2)	550,059
Payable for investor servicing fees (Note 2)	228,780
Payable for custodian fees (Note 2)	37,994
Payable for Trustee compensation and expenses (Note 2)	268,291
Payable for administrative services (Note 2)	2,785
Payable for distribution fees (Note 2)	335,518
Unrealized depreciation on forward currency contracts (Note 1)	3,156,349
Collateral on securities loaned, at value (Note 1)	9,182,064
Collateral on certain derivative contracts, at value (Note 1)	90,000
Other accrued expenses	280,269
Total liabilities	15,673,262
Net assets	$793,419,647

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$725,615,377
Undistributed net investment income (Note 1)	14,067,279
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,267,453
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	52,469,538
Total — Representing net assets applicable to capital shares outstanding	$793,419,647
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

34     International Capital Opportunities Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($573,060,093 divided by 14,551,639 shares)	$39.38
	Offering price per class A share (100/94.25 of $39.38)*	$41.78
	Net asset value and offering price per class B share ($14,884,846 divided by 380,610 shares)**	$39.11
	Net asset value and offering price per class C share ($39,593,666 divided by 1,014,390 shares)**	$39.03
	Net asset value and redemption price per class M share ($7,848,673 divided by 200,656 shares)	$39.12
	Offering price per class M share (100/96.50 of $39.12)*`	$40.54
	Net asset value, offering price and redemption price per class R share ($39,647,519 divided by 1,021,273 shares)	$38.82
	Net asset value, offering price and redemption price per class Y share ($118,384,850 divided by 3,002,409 shares)	$39.43
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund     35

Statement of operations Year ended 8/31/14
INVESTMENT INCOME
Dividends (net of foreign tax of $1,960,252)	$21,314,080
Interest (including interest income of $1,910 from investments in affiliated issuers) (Note 5)	3,152
Securities lending (Note 1)	679,087
Total investment income	21,996,319
EXPENSES
Compensation of Manager (Note 2)	7,067,012
Investor servicing fees (Note 2)	1,880,573
Custodian fees (Note 2)	173,379
Trustee compensation and expenses (Note 2)	56,091
Distribution fees (Note 2)	2,403,543
Administrative services (Note 2)	21,709
Other	523,041
Total expenses	12,125,348
Expense reduction (Note 2)	(114,027)
Net expenses	12,011,321
Net investment income	9,984,998

Net realized gain on investments (Notes 1 and 3)	127,651,105
Net realized gain on foreign currency transactions (Note 1)	5,194,699
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,463,695)
Net unrealized depreciation of investments during the year	(38,726,752)
Net gain on investments	92,655,357
Net increase in net assets resulting from operations	$102,640,355

The accompanying notes are an integral part of these financial statements.

36     International Capital Opportunities Fund

Statement of changes in net assets
DECREASE IN NET ASSETS	Year ended 8/31/14	Year ended 8/31/13
Operations:
Net investment income	$9,984,998	$9,121,797
Net realized gain on investments and foreign currency transactions	132,845,804	115,126,019
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(40,190,447)	17,366,354
Net increase in net assets resulting from operations	102,640,355	141,614,170
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,796,531)	(6,925,681)
Class B	(83,403)	(69,775)
Class C	(227,846)	(154,638)
Class M	(63,132)	(53,011)
Class R	(345,071)	(583,768)
Class Y	(1,798,539)	(1,687,227)
Redemption fees (Note 1)	166	15,663
Decrease from capital share transactions (Note 4)	(101,908,507)	(176,655,105)
Total decrease in net assets	(9,582,508)	(44,499,372)
NET ASSETS
Beginning of year	803,002,155	847,501,527
End of year (including undistributed net investment income of $14,067,279 and $7,031,654, respectively)	$793,419,647	$803,002,155

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund     37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees[b]	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
August 31, 2014	$35.34	.48	4.05	4.53	(.49)	(.49)	—	—	$39.38	12.83	$573,060	1.39	1.20	84
August 31, 2013	30.33	.38	5.02	5.40	(.39)	(.39)	—	—	35.34	17.89	577,634	1.43	1.11	48
August 31, 2012	32.47	.47	(1.75)	(1.28)	(.87)	(.87)	—	.01[e]	30.33	(3.57)	578,024	1.41	1.58	34
August 31, 2011	28.17	.33	4.14	4.47	(.30)	(.30)	—	.13[f,g]	32.47	16.26	754,251	1.47	.95	23
August 31, 2010	28.69	.20	(.61)	(.41)	(.12)	(.12)	—	.01[h]	28.17	(1.43)	793,406	1.64[i]	.66	27
Class B
August 31, 2014	$35.08	.17	4.04	4.21	(.18)	(.18)	—	—	$39.11	11.99	$14,885	2.14	.42	84
August 31, 2013	30.09	.12	4.98	5.10	(.11)	(.11)	—	—	35.08	16.99	18,153	2.18	.35	48
August 31, 2012	32.08	.24	(1.68)	(1.44)	(.56)	(.56)	—	.01[e]	30.09	(4.27)	20,546	2.16	.81	34
August 31, 2011	27.80	.05	4.10	4.15	—	—	—	.13[f,g]	32.08	15.40	30,517	2.22	.15	23
August 31, 2010	28.42	(.06)	(.57)	(.63)	—	—	—	.01[h]	27.80	(2.18)	41,441	2.39[i]	(.19)	27
Class C
August 31, 2014	$35.05	.18	4.01	4.19	(.21)	(.21)	—	—	$39.03	11.96	$39,594	2.14	.46	84
August 31, 2013	30.07	.12	4.99	5.11	(.13)	(.13)	—	—	35.05	17.02	38,667	2.18	.37	48
August 31, 2012	32.11	.24	(1.70)	(1.46)	(.59)	(.59)	—	.01[e]	30.07	(4.30)	38,301	2.16	.81	34
August 31, 2011	27.87	.07	4.09	4.16	(.05)	(.05)	—	.13[f,g]	32.11	15.38	53,823	2.22	.20	23
August 31, 2010	28.48	(.03)	(.59)	(.62)	—	—	—	.01[h]	27.87	(2.14)	55,847	2.39[i]	(.10)	27
Class M
August 31, 2014	$35.11	.28	4.03	4.31	(.30)	(.30)	—	—	$39.12	12.28	$7,849	1.89	.71	84
August 31, 2013	30.14	.21	4.99	5.20	(.23)	(.23)	—	—	35.11	17.30	7,597	1.93	.61	48
August 31, 2012	32.22	.32	(1.72)	(1.40)	(.69)	(.69)	—	.01[e]	30.14	(4.06)	7,397	1.91	1.09	34
August 31, 2011	27.95	.16	4.11	4.27	(.13)	(.13)	—	.13[f,g]	32.22	15.71	9,013	1.97	.46	23
August 31, 2010	28.50	.04	(.60)	(.56)	—	—	—	.01[h]	27.95	(1.93)	9,345	2.14[i]	.15	27
Class R
August 31, 2014	$34.78	.37	3.99	4.36	(.32)	(.32)	—	—	$38.82	12.53	$39,648	1.64	.96	84
August 31, 2013	29.81	.26	4.96	5.22	(.25)	(.25)	—	—	34.78	17.59	39,339	1.68	.80	48
August 31, 2012	31.95	.38	(1.70)	(1.32)	(.83)	(.83)	—	.01[e]	29.81	(3.78)	98,121	1.66	1.30	34
August 31, 2011	27.73	.26	4.06	4.32	(.23)	(.23)	—	.13[f,g]	31.95	15.99	107,047	1.72	.76	23
August 31, 2010	28.29	.15	(.63)	(.48)	(.09)	(.09)	—	.01[h]	27.73	(1.67)	85,829	1.89[i]	.51	27
Class Y
August 31, 2014	$35.38	.58	4.06	4.64	(.59)	(.59)	—	—	$39.43	13.11	$118,385	1.14	1.47	84
August 31, 2013	30.37	.47	5.01	5.48	(.47)	(.47)	—	—	35.38	18.18	121,612	1.18	1.37	48
August 31, 2012	32.54	.55	(1.76)	(1.21)	(.97)	(.97)	—	.01[e]	30.37	(3.33)	105,113	1.16	1.84	34
August 31, 2011	28.22	.44	4.13	4.57	(.38)	(.38)	—	.13[f,g]	32.54	16.58	117,332	1.22	1.27	23
August 31, 2010	28.73	.29	(.63)	(.34)	(.18)	(.18)	—	.01[h]	28.22	(1.19)	117,828	1.39[i]	.97	27

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	International Capital Opportunities Fund	International Capital Opportunities Fund	39

Financial highlights (Continued)

aPer share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

bAmount represents less than $0.01 per share.

cTotal return assumes dividend reinvestment and does not reflect the effect of sales charges.

dIncludes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

eReflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to $0.01 per share outstanding as of November 29, 2011.

fReflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted $0.12 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted $0.01 per share outstanding as of May 11, 2011.

gReflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

hReflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

iIncludes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of August 31, 2010.

The accompanying notes are an integral part of these financial statements.

40     International Capital Opportunities Fund

Notes to financial statements 8/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2013 through August 31, 2014.

Putnam International Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation by investing mainly in common stocks (growth or value stocks or both) of small and midsize companies outside the United States that Putnam Management believes have favorable investment potential. Putnam Management also considers other factors it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

International Capital Opportunities Fund     41

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

42     International Capital Opportunities Fund

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $356,639 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,793,034 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,237,834 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $9,182,064 and the value of securities loaned amounted to $8,521,148 which includes an amount for securities that are deemed worthless at period end.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests

International Capital Opportunities Fund     43

and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on passive foreign investment companies, and from unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $7,365,149 to increase undistributed net investment income and $7,365,149 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$101,670,106
Unrealized depreciation	(49,270,485)
Net unrealized appreciation	52,399,621
Undistributed ordinary income	12,524,992
Undistributed long-term gain	2,790,580
Cost for federal income tax purposes	$751,384,033

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

44     International Capital Opportunities Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed/Ex-U.S. SmallCap Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.923% of the fund’s average net assets before a decrease of $787,849 (0.093% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

International Capital Opportunities Fund     45

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,358,256
Class B	39,055
Class C	92,401
Class M	18,075
Class R	92,831
Class Y	279,955
Total	$1,880,573

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,063 under the expense offset arrangements and by $112,964 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $490, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,536,940
Class B	176,269
Class C	418,399
Class M	61,408
Class R	210,527
Total	$2,403,543

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $36,644 and $139 from the sale of class A and class M shares, respectively, and received $10,643 and $269 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

46     International Capital Opportunities Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $709,649,502 and $809,286,206, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/14		Year ended 8/31/13
Class A	Shares	Amount	Shares	Amount
Shares sold	954,863	$37,778,927	1,191,310	$40,500,196
Shares issued in connection with reinvestment of distributions	187,126	7,346,566	199,389	6,531,966
	1,141,989	45,125,493	1,390,699	47,032,162
Shares repurchased	(2,933,943)	(115,892,242)	(4,102,482)	(138,560,414)
Net decrease	(1,791,954)	$(70,766,749)	(2,711,783)	$(91,528,252)

	Year ended 8/31/14		Year ended 8/31/13
Class B	Shares	Amount	Shares	Amount
Shares sold	24,667	$972,074	30,265	$1,025,133
Shares issued in connection with reinvestment of distributions	2,038	79,886	2,043	66,781
	26,705	1,051,960	32,308	1,091,914
Shares repurchased	(163,546)	(6,446,223)	(197,743)	(6,629,144)
Net decrease	(136,841)	$(5,394,263)	(165,435)	$(5,537,230)

	Year ended 8/31/14		Year ended 8/31/13
Class C	Shares	Amount	Shares	Amount
Shares sold	47,748	$1,875,129	58,340	$1,964,415
Shares issued in connection with reinvestment of distributions	5,233	204,663	4,213	137,541
	52,981	2,079,792	62,553	2,101,956
Shares repurchased	(141,920)	(5,578,920)	(232,931)	(7,797,850)
Net decrease	(88,939)	$(3,499,128)	(170,378)	$(5,695,894)

	Year ended 8/31/14		Year ended 8/31/13
Class M	Shares	Amount	Shares	Amount
Shares sold	5,967	$235,116	11,066	$375,402
Shares issued in connection with reinvestment of distributions	1,549	60,632	1,567	51,181
	7,516	295,748	12,633	426,583
Shares repurchased	(23,207)	(907,304)	(41,671)	(1,398,303)
Net decrease	(15,691)	$(611,556)	(29,038)	$(971,720)

International Capital Opportunities Fund     47

	Year ended 8/31/14		Year ended 8/31/13
Class R	Shares	Amount	Shares	Amount
Shares sold	366,757	$14,318,497	969,805	$32,179,474
Shares issued in connection with reinvestment of distributions	8,618	334,122	17,693	571,299
	375,375	14,652,619	987,498	32,750,773
Shares repurchased	(485,215)	(18,918,737)	(3,148,275)	(104,258,531)
Net decrease	(109,840)	$(4,266,118)	(2,160,777)	$(71,507,758)

	Year ended 8/31/14		Year ended 8/31/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,018,761	$40,084,270	1,183,180	$39,873,927
Shares issued in connection with reinvestment of distributions	41,424	1,625,496	47,724	1,562,479
	1,060,185	41,709,766	1,230,904	41,436,406
Shares repurchased	(1,494,801)	(59,080,459)	(1,254,877)	(42,850,657)
Net decrease	(434,616)	$(17,370,693)	(23,973)	$(1,414,251)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$59,119	$147,954,998	$147,965,419	$1,910	$48,698
Totals	$59,119	$147,954,998	$147,965,419	$1,910	$48,698

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$309,600,000

48     International Capital Opportunities Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$1,706,559	Payables	$3,156,349
Total		$1,706,559		$3,156,349

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$5,460,722	$5,460,722
Total	$5,460,722	$5,460,722

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(1,481,126)	$(1,481,126)
Total	$(1,481,126)	$(1,481,126)

International Capital Opportunities Fund     49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$184,676	$99,145	$639,551	$169,372	$96,931	$241,937	$210,496	$—	$64,451	$1,706,559
Total Assets	$184,676	$99,145	$639,551	$169,372	$96,931	$241,937	$210,496	$—	$64,451	$1,706,559
Liabilities:
Forward currency contracts#	373,827	184,728	363,023	167,107	521,349	281,807	651,390	613,118	—	3,156,349
Total Liabilities	$373,827	$184,728	$363,023	$167,107	$521,349	$281,807	$651,390	$613,118	$—	$3,156,349
Total Financial and Derivative Net Assets	$(189,151)	$(85,583)	$276,528	$2,265	$(424,418)	$(39,870)	$(440,894)	$(613,118)	$64,451	$(1,449,790)
Total collateral received (pledged)†##	$(127,987)	$—	$276,528	$2,265	$(424,418)	$—	$—	$(613,118)	$—
Net amount	$(61,164)	$(85,583)	$—	$—	$—	$(39,870)	$(440,894)	$—	$64,451

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement. (Note 1)
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

50	International Capital Opportunities Fund	International Capital Opportunities Fund	51

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $3,069,638 as a capital gain dividend with respect to the taxable year ended August 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, interest and dividends from foreign countries were $23,274,811 or $1.15 per share (for all classes of shares). Taxes paid to foreign countries were $1,960,252 or $0.10 per share (for all classes of shares).

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $18,566 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

52     International Capital Opportunities Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		85,592,208	4,519,297
Ravi Akhoury		85,715,018	4,396,488
Barbara M. Baumann		86,248,127	3,863,378
Jameson A. Baxter		86,148,643	3,962,863
Charles B. Curtis		86,111,568	3,999,938
Robert J. Darretta		86,122,587	3,988,918
Katinka Domotorffy		85,970,364	4,141,142
John A. Hill		86,124,882	3,986,624
Paul L. Joskow		86,157,699	3,953,807
Kenneth R. Leibler		86,141,312	3,970,194
Robert E. Patterson		86,183,587	3,927,919
George Putnam, III		86,119,771	3,991,735
Robert L. Reynolds		86,203,661	3,907,845
W. Thomas Stephens		86,109,990	4,001,516
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
10,222,706	388,221	574,045	2,671,448
March 7, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes
68,444,155	3,118,645	4,434,966	15,274,146
All tabulations are rounded to the nearest whole number.

International Capital Opportunities Fund     53

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

54     International Capital Opportunities Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

International Capital Opportunities Fund     55

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

56     International Capital Opportunities Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

International Capital Opportunities Fund     57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

58     International Capital Opportunities Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

International Capital Opportunities Fund     59

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Auditor

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60     International Capital Opportunities Fund

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN011
290157 10/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2014	$82,399	$ —	$14,970	$ —
August 31, 2013	$91,226	$ —	$21,985	$ —

For the fiscal years ended August 31, 2014 and August 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $591,144 and $169,485 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2014	$ —	$576,174	$ —	$ —

August 31, 2013	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2014